GOLDEN ENTERPRISES, INC.
                             One Golden Flake Drive
                            Birmingham, Alabama 35205



                            NOTICE OF ANNUAL MEETING

         Notice Is Hereby Given that the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the "Company") a Delaware Corporation, will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 24, 2009, at 11:00 A.M., Birmingham time, for the following purposes:

     1. To elect a Board of Directors.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on July 31, 2009, are entitled to notice of and to vote at the meeting. All Stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors

                                          John S. Stein
                                          Chairman

Birmingham, Alabama
September 1, 2009




         HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                 PROXY STATEMENT

                                     GENERAL

         The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 24, 2009, at 11:00 A.M. All holders of record of common stock as of July 31, 2009, will be entitled to vote at the meeting and any adjournment thereof.

          The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

         Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be Held on September 24, 2009: This Proxy Statement, Proxy Card and the Annual Report are available on line at www.goldenflake.com/financial.html.


                         PERSONS MAKING THE SOLICITATION

         This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, email, or personal interview at no additional compensation.

                        SECURITY HOLDERS ENTITLED TO VOTE

         Holders of shares of common stock of the Company of record at the close of business on July 31, 2009, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on July 31, 2009 was 11,746,632 shares.

         Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         At July 31, 2009, SYB, Inc., the Estate of Sloan Y. Bashinsky, Sr., deceased, and New York Life Insurance Company, as Trustee of the Golden Enterprises, Inc., and subsidiaries Employee Stock Ownership Plan, were the only persons known by the Company who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

        Name and Address of                           Amount and Nature of                        Percent of
          Beneficial Owner                          Beneficial Ownership (1)                        Class
          ----------------                          ------------------------                        -----
                                                  Direct          Indirect
                                                  ------          --------

      SYB, Inc.                                5,283,128             -0-                             45.0%
      3432 Briarcliff Road East
      Birmingham, Alabama 35223


        Name and Address of                           Amount and Nature of                        Percent of
          Beneficial Owner                          Beneficial Ownership (1)                        Class
          ----------------                          ------------------------                        -----
                                                  Direct          Indirect
                                                  ------          --------


      The Estate of Sloan Y. Bashinsky, Sr.        1,014,500          -0-                           8.6%
      2117 Second Avenue N.
      Birmingham, Alabama 35203

      New York Life Trust Company, as Trustee          -0-          591,155     (2)                 5.0%
      of the Golden Enterprises, Inc.
      and subsidiaries Employee
      Stock Ownership Plan
      169 Lackawanna Avenue
      Parsippany, NJ  07054 (a)

-----------------
(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2) The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc., and Patty Townsend, Chief Financial Officer, Vice President and Secretary of the Company.

(a) The Employee Stock Ownership Plan is an employee benefit plan qualified under ss.401(a) of the Internal Revenue Code and subject to the Employee Retirement Income Security Act of 1974.

Security Ownership of Management

         The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at July 31, 2009:

                                                         Amount and Nature of              Percent of
                                                       Beneficial Ownership (1)             Class
                                                       ------------------------             -----
                           Name                     Direct        Indirect
                           ----                     ------        --------

             John S. Stein (a) (b) (c)              338,280  (2)       -0-  (3) (5)          2.9%
             J. Wallace Nall, Jr.                       -0-        196,000  (3) (6)          1.7%
             F. Wayne Pate                          141,993                 (3) (7)          1.2%
                                                                        32
             Edward R. Pascoe                        25,000            -0-                    *
             John P. McKleroy, Jr. (d) (e) (f)       40,000  (4)       -0-  (3)               *
             James I. Rotenstreich                    9,533            -0-                    *
             John S. P. Samford                       1,666            -0-                    *
             Joann F. Bashinsky (g) (h)              12,704            -0-  (3)               *
             Mark W. McCutcheon                       4,455            -0-  (3) (5)           *
             Randy Bates                              4,464            -0-                    *
             David Jones                                928            -0-                    *
             Patty Townsend                             -0-            -0-  (3) (5)           *

             All Directors and
             Officers as a group                    579,023        196,032                   6.6%
------------------
*Less than one percent of class

(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2) Includes 49,426 shares held by a personal IRA account for the benefit of John S. Stein.

(3) Each designated director is a member of the Voting Committee created under the Will and under the SYB, Inc. Common Stock Trust of Sloan Y. Bashinsky, Sr. ("Bashinsky"). As a member of the Voting Committee, each designated director participates in the vote of the shares of common stock of the Company owned by SYB, Inc. (5,283,128 shares) and by the Estate/Testamentary Trust of Bashinsky (1,014,500 shares). Patty Townsend, an officer of the Company, is also a member of the Voting Committee. The decision of the majority of the members of the Voting Committee governs how the stock is voted. The members of the Voting Committee do not possess and specifically disclaim any beneficial ownership of the shares owned by SYB, Inc. and the Estate/Testamentary Trust of Bashinsky.

(4) Includes 33,490 shares held by a 401(k) profit sharing plan and personal IRA account for the benefit of John P. McKleroy, Jr.

(5) Does not include any portion of the 591,155 shares of common stock of the Company which are owned by New York Life Insurance Company, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. John S. Stein, Mark W. McCutcheon and Patty Townsend are members of the Plan's administrative committee and exercise the voting power of the shares and each disclaims any beneficial ownership of such shares with the exception of the following shares which are vested in their respective accounts as an employee-participant under the Plan: Stein -0-, McCutcheon 3,403 and Townsend 791.

(6) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President. For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(7)  Includes 32 shares owned by the wife of F. Wayne Pate.

(a) Mr. Stein is a Director and President of SYB, Inc. which owns 5,283,128 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(b) Mr. Stein is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(c) Mr. Stein is designated under the Will of Sloan Y. Bashinsky, Sr., deceased, as a Co-Personal Representative/Co-Trustee of his Estate and Testamentary Trust. The Estate and Trust own 1,014,500 shares of the Company stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(d) Mr. McKleroy is a Director and Secretary of SYB, Inc. which owns 5,283,128 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(e) Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(f) Mr. McKleroy is designated under the Will of Sloan Y. Bashinsky, Sr., deceased, as a Co-Personal Representative/Co-Trustee of his Estate and Testamentary Trust. The Estate and Trust own 1,014,500 shares of the Company stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(g) Mrs. Bashinsky is a Director, Chairman and CEO of SYB, Inc., which owns 5,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(h) Mrs. Bashinsky is a Director, Chairman and CEO of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him/her.

Voting Control
--------------

         Sloan Y. Bashinsky, Sr. died on August 2, 2005. At the time of Mr. Bashinsky's death, he beneficially owned 6,698,172 shares of common stock of the Company which constitutes voting control of the Company. The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

         SYB, Inc.                                            5,283,128 shares

         SYB, Inc. as Trustee
         of the Sloan Y. Bashinsky,
         Sr. Trust dated February 16, 1982                    1,000,000 shares

         Bashinsky Foundation, Inc.                             400,544 shares

         Sloan Y. Bashinsky, Sr.                                 14,500 shares

         As a result of Mr. Bashinsky's death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in the SYB, Inc. Trust and the 14,500 shares held in his name passed to his Estate/Testamentary Trust created under his Will. SYB, Inc. continues to own the 5,283,128 shares and the Bashinsky Foundation, Inc. continues to own the 400,544 shares.

         John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a Director and officer of Bashinsky Foundation, Inc. The stock of the Company owned by Bashinsky Foundation, Inc. is voted by its board of directors and is not subject to the Voting Committee, as described below.

         John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a director and officer of SYB, Inc. The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

         John S. Stein and John P. McKleroy, Jr. are designated under Mr. Bashinsky's Will as Co-Personal Representatives of his Estate and as Co-Trustees of his Testamentary Trust ("Testamentary Trust").

         Mr. Bashinsky's Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Estate/Testamentary Trust, along with the voting shares of SYB, Inc. shall be voted by a committee made up of members of the Board of Directors of Golden Enterprises, Inc. and one member designated by his Estate Personal Representatives/Trustees ("Voting Committee"). Consequently, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 1,014,500 shares of the Company stock held by Mr. Bashinsky's Estate/Testamentary Trust, all of which constitute a majority of the stock of the Company, are voted by the Voting Committee. The Voting Committee presently consists of John S. Stein, J. Wallace Nall Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky and Mark W. McCutcheon, all directors of the Company, along with Patty Townsend, an officer of the Company. The decision of a majority of the members of the Voting Committee governs how the stock is voted.

         The Voting Committee will continue to vote the Company stock owned by SYB, Inc. (5,283,128 shares) and by the Estate/Testamentary Trust (1,014,500 shares), respectively, until the SYB, Inc. Common Stock Trust and the Testamentary Trust terminate. The Testamentary Trust will terminate upon the death of Joann F. Bashinsky and the SYB, Inc. Common Stock Trust will terminate upon the earliest to occur of the following dates: (i) in the event the Company should be sold, five (5) years from the date of the sale of the Company, or (ii) December 31, 2020.

         Upon termination of the SYB, Inc. Common Stock Trust, the assets of the Trust will be distributed to Sloan Y. Bashinsky, Sr.'s descendants and control of the Company stock held by SYB, Inc. (5,283,128 shares) will transfer to these descendants and the Voting Committee will cease to vote these shares. Upon termination of the Testamentary Trust, the Company stock held by the Testamentary Trust will transfer to various charitable organizations and the Voting Committee will cease to vote these shares.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, nine Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors and were elected to the Board by vote of the stockholders at the last annual meeting. Proxies can not be voted for a greater number of persons than the number of nominees named.

         Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.

          The following table shows the names of the nominees for election as directors, their respective ages as of July 31, 2009, the principal occupation, business experience and other directorships held by such nominees, and the period during which such nominees have served as directors of the Company.


                                                       Principal Occupation
                                                       Business Experiences                      Director
     Name and Age                                     and Other Directorships                      Since
     ------------                                     -----------------------                      -----

John S. Stein, 72                     Mr.  Stein is  Chairman  of the Board.  He was  elected      1971
                                      Chairman   on  June  1,   1996.   He  served  as  Chief
                                      Executive  Officer  from 1991 to April 4, 2001,  and as
                                      President  from  1985 to 1998 and from  June 1, 2000 to
                                      April 4, 2001.  Mr.  Stein also served as  President of
                                      Golden Flake Snack Foods,  Inc. from 1976 to 1991.  Mr.
                                      Stein  retired as an  employee  with the Company on May
                                      31, 2002.

Edward R. Pascoe, 72                  Mr.  Pascoe is retired  Chairman  of the Board of Steel      1971
                                      City Bolt & Screw,  Inc.  (formerly Coosa  Acquisition,
                                      Inc.)  which,  in 1995,  acquired  the bolt and special
                                      fastener  business  owned by the Company.  He served as
                                      President  of Steel City Bolt & Screw,  Inc. and Nall &
                                      Associates,  Inc., which were wholly-owned subsidiaries
                                      of the  Company,  from  1972  and  1973,  respectively,
                                      until 1995.

John P. McKleroy, Jr., 65             Mr.  McKleroy  is an  attorney  and member with Spain &      1976
                                      Gillon,  L.L.C.,  and general  counsel for the Company.
                                      He has practiced law with this firm since 1968.

James I. Rotenstreich, 71             Mr.   Rotenstreich  is  Chairman  and  Chief  Executive      1984
                                      Officer  of  JHF  Holdings,  Inc.  ("JHF"),  a  company
                                      formerly doing business under the name of Jefferson
                                      Home  Furniture  Company,  Inc.  He has served as Chief
                                      Executive  Officer  since  1967 and as  Chairman  since
                                      1992.  In  May  of  1994,  JHF  sold  its  retail  home
                                      furniture  interest  and is  presently  engaged in real
                                      estate and investment holdings.


John S. P. Samford, 59                Mr.  Samford  is  President  and sole  owner of Samford      1984
                                      Capital Corporation, an investment holding
                                      company which he formed in 1989.

J. Wallace Nall, Jr., 69              Mr. Nall is President of Nall  Development  Corporation      1991
                                      and a General Partner of Nall Partnership,  Ltd. He has
                                      held  these  positions  since  1981.  Nall  Development
                                      Corporation is an investment  holding  company and Nall
                                      Partnership,  Ltd.  is a  real  estate  investment  and
                                      development company.

F. Wayne Pate, 74                     Mr.  Pate  retired as  President  of the Company on May      1992
                                      31,  2000.  He served as  President  from  November  1,
                                      1998 until retirement. He also served as President of
                                      Golden Flake Snack Foods, Inc., a wholly-owned sub-
                                      sidiary of the Company from September 20, 1991, to
                                      November 1, 1998.

Joann F. Bashinsky, 77                Mrs.  Bashinsky  is Chairman and CEO of SYB,  Inc.,  an      1996
                                      investment holding company,  which is a principal owner
                                      of  the  Company.   Mrs.   Bashinsky   served  as  Vice
                                      President of SYB,  Inc. from 1981 until August 8, 2005,
                                      at which time she was elected  Chairman  and CEO.  Mrs.
                                      Bashinsky  also serves as Chairman and CEO of Bashinsky
                                      Foundation, Inc., a private charitable foundation.

Mark W. McCutcheon, 54                Mr.   McCutcheon   is  Chief   Executive   Officer  and      1999
                                      President of the Company and  President of Golden Flake
                                      Snack Foods,  Inc., a  wholly-owned  subsidiary  of the
                                      Company.   He  has  served  as   President   and  Chief
                                      Executive Officer of the Company since April 4, 2001
                                      And as  President  of Golden  Flake  since  November 1,
                                      1998.  He has been employed by Golden Flake since
                                      1980.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Independence

         The Board has determined that Edward R. Pascoe, James I. Rotenstreich and John S.P. Samford, are qualified as "Independent Directors" within the meaning of the director independence standards of the NASDAQ Stock Market, Inc. ("NASDAQ") and the Securities and Exchange Commission ("SEC") under the Exchange Act of 1934. All other directors serve on the Voting Committee described in "Security Ownership of Management" and would not qualify as Independent Directors.

Meetings of Independent Directors

         The Independent Directors meet in executive session (with no management directors or officers present) at least twice each year.

Committees of the Board of Directors

         The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

         The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers. The Compensation Committee consists of John S. Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Compensation Committee met once during fiscal year 2009. Since the Company qualifies under NASDAQ Stock Market Rules as a Controlled Company, the Compensation Committee is not required to meet the independence requirements of the listing standards of NASDAQ and the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

         The Stock Option Committee has from time to time determined the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights were granted under the Company's Long Term Incentive Plan. The Stock Option Committee consists of John S. Stein, John S.P. Samford, James
I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Stock Option Committee met once during fiscal year 2009.

         The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company's procedures in connection with financial controls and receives and considers the independent accountants' comments as to internal controls. The Audit Committee acts pursuant to a written charter, which is reviewed annually by the Board of Directors. James I. Rotenstreich, Chairman, John S.P. Samford and Edward R. Pascoe constitute the Audit Committee of the Board of Directors. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current requirements of NASDAQ and the SEC. The Board of Directors has further determined that all of the members of this committee qualify as an "audit committee financial expert" under the rules and regulations of the SEC. The Audit Committee met four times during fiscal year 2009. See "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS".

Meetings of the Board of Directors and Committees

         During the fiscal year ended May 29, 2009, there were four regular meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met four times during the fiscal year 2009. All directors attended all of the meetings of the Board and the Committees on which they served with the exception of J. Wallace Nall, Jr. who missed one Board meeting.

Compensation of Directors

         During the fiscal year ended May 29, 2009, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

         It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company's annual meeting of shareholders. All Directors attended the Annual Stockholders Meeting held last year.

Nomination of Directors

         During the fiscal year ended May 29, 2009, the Company did not have a standing nominating committee. The NASDAQ rules do not require the Company to have a nominating committee since the Company was a "controlled company" pursuant to Rule 4350(c)(5), in that more than 50% of the voting common stock of the Company was held by SYB, Inc. and the Estate of Sloan Y. Bashinsky, Sr., all of which were affiliated, and such shares are voted by a Voting Committee created under the Will/Testamentary Trust of Sloan Y. Bashinsky, Sr. and under the SYB, Inc. Common Stock Trust. The Voting Committee is comprised of John S. Stein, J. Wallace Nall, Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky and Mark W. McCutcheon, all directors of the Company and Patty Townsend, an officer of the Company. The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, and the fact that the Company was a "controlled company". Nominees for election as a director are determined by the entire Board. The Board will make all decisions regarding Board nominees based upon the best interest of the Company and its shareholders.

Communications with the Board

         Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

                  Board of Directors of Golden Enterprises, Inc.
                  C/O Corporate Secretary
                  One Golden Flake Drive
                  Birmingham, Alabama  35205

         All such letters must identify the author as a shareholder. The Secretary of Golden Enterprises, Inc. will review all such communications and forward all appropriate communications to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Statement of Changes in Beneficial Ownership, and 5, Annual Statement of Changes in Beneficial Ownership. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2009. However, during fiscal year 2009 a Form 4 for Ed Pascoe reporting his sale of 9,000 shares of stock was untimely filed two days later than required.

                              CORPORATE GOVERNANCE

Board of Directors and Committees

         Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively. The Board of Directors meets regularly four times each fiscal year to review matters affecting the Company and to act on matters requiring the Board's approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting.

         The Company's Board of Directors currently consists of nine directors. John S. Stein serves as the Chairman of the Board. The Board of Directors met four times during the fiscal year ended May 29, 2009, all of which were regularly scheduled meetings. In the last fiscal year, the Independent Directors met twice in executive session. All directors attended 100% of the meetings of the Board and the meetings of the committees on which they served during the fiscal year ended May 29, 2009 except for J. Wallace Nall, Jr. who missed one Board meeting. The Board has a policy expecting director attendance at all Board and committee meetings and the Company's annual meeting of stockholders.

         The Company's Board has established an Audit Committee, Compensation Committee and Stock Option Committee. The Charter for the Audit Committee is available from the Company. The Compensation Committee has no Charter, but its duties and responsibilities are set forth in corporate minutes adopted by the Board. In addition, the Board may from time to time establish special purpose committees. There were no special purpose committees existing in the last fiscal year.

Corporate Governance Documents

         Certain documents relating to corporate governance matters are available on the Company website at www.goldenflake.com. These corporate governance documents include, among others, the following:

         o         Charter for the Audit Committee of the Board;

         o         Code of Business Conduct and Ethics;

         o         Complaint Procedures for Accounting and Accounting Matters;
                   and

         o         Disclosure Controls and Procedures.

         Stockholders may also obtain a copy of these documents free of charge by contacting Patty Townsend, Chief Financial Officer, by email at ptownsend@goldenflake.com or by telephone at (205) 323-6161.

Director Independence

         Of the nine directors currently serving on the Board of Directors, the Board has determined that Messrs Rotenstreich, Pascoe and Samford are "Independent Directors" as defined in the rules of the NASDAQ Stock Market, Inc. (NASDAQ) and the SEC. As a Controlled Company, the Company is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of Independent Directors on the Board of Directors, an Independent Compensation Committee or a Standing Nominating/Corporate Governance Committee or committees performing similar function.

         All members of the Audit Committee must be Independent Directors as defined by NASDAQ Policies and Practices and U.S. Securities and Exchange Commission. The Company's three Independent Directors serve on the Audit Committee, with Mr. Rotenstreich serving as Chairman.

Policies and Practices

         The Company's policies and practices reflect corporate governance initiatives that comply with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

         o         All members of the Audit Committee are independent;

         o The Charter of the Audit Committee establishes the Committee's duties and responsibilities;

         o The independent members of the Company's Board of Directors meet regularly ("executive sessions") without the presence of management;

         o The Company has a policy for attendance of Board members at both regular Board and committee meetings and shareholder meetings;

         o         The Company has adopted a Code of Conduct and Ethics;

         o The Company has adopted Disclosure Controls and Procedures which establishes a committee for regular evaluation of internal company disclosure control and procedures;

         o The Company has procedures in place for the anonymous submission to the Audit Committee of employee and third party complaints on accounting, internal accounting controls or auditing matters;

         o The Company has policies and procedures for stockholders to communicate directly with the Board of Directors; and

         o The Audit Committee must review, approve and/or ratify all related party transactions.

                             EXECUTIVE COMPENSATION


The Objectives of the Executive Compensation Program

         The Compensation Committee is responsible for establishing and administering the Company's policies governing the compensation for the Executive Officers. All actions of the Compensation Committee must be approved by the Board of Directors. Because the Company qualifies as a Controlled Company pursuant to the exception of NASDAQ Stock Market Rule 4350(c) (5), the Compensation Committee is composed of both independent and non-independent directors. See "Committees of the Board of Directors" above.

         The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business so as to maximize profits and stockholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus based upon operating earnings and Company perquisites or benefits. The Compensation Committee annually considers and makes recommendations to the Board as to executive compensation including changes in base salary and cash incentive bonuses. Stock options and awards of stock under the Long Term Incentive Plan have been granted from time to time by the Stock Option Committee, which is composed of the same members as the Compensation Committee.

         Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of Executive Officers, the Compensation Committee considers the individual contribution and performance of the executive, the Company's overall performance and the total return to stockholders. The Company's executive compensation program focuses on strategic plans, corporate performance measures, and specific corporate goals. The corporate performance measures which the Compensation Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years and with budgets.

         The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers corporate and personal performance criteria and the economic environment, changes in the cost of living, competitive compensation levels and the recommendations of management. The Compensation Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

Employment Agreements, Severance Benefits and Change in Control Provisions

         The Company has a non-qualified Salary Continuation Plan established for the benefit of the Company's Chief Executive Officer, Mark W. McCutcheon. The Company entered into this Salary Continuation Plan, on May 15, 2002, to ensure the performance of his role in the Company for an extended period of time. In addition, the Company also considered the critical nature of the position and the Company's need to retain him when it committed to establish this plan. The Salary Continuation Plan provides for payments of up to $120,000 per year, as adjusted for inflation, for 15 years following death or retirement at age 65. In the event of disability prior to retirement, the yearly benefit of $120,000 is reduced by any payments of social security disability benefits and long term disability benefits which were funded or provided by the Company. The Salary Continuation Plan may be amended or terminated by the Company's Board of Directors, except that in the event of a change of control in the Company, the Salary Continuation Plan becomes irrevocable. The Plan is funded in part with life insurance on the life of Mr. McCutcheon, and during fiscal year 2009, insurance premiums of $47,000 were paid by the Company.

                           Summary Compensation Table

         The following table sets forth certain information with respect to compensation for the fiscal years 2007, 2008, and 2009 earned by or paid to the Chief Executive Officer, Chief Financial Officer and the other most highly compensated Executive Officers whose total compensation exceeded $100,000.

                                                                                        Non-Equity
                                                           Stock          Option      Incentive Plan   All Other
Name and Principal                   Salary    Bonus       Awards         Awards       Compensation   Compensation  Total
Position                  Year        ($)       ($)         ($)             ($)           ($)            ($)(1)        ($)
--------                  ----        ---       ---         ---             ---           ---            ------        ---
Mark W. McCutcheon (a)    2009     $244,000   $40,844       --              ---           ---            $81,727      $366,571
President and             2008     $234,000   $23,168       --              ---           ---            $68,842      $326,010
Chief Executive Officer   2007     $227,000   $20,791       --              ---           ---            $64,658      $312,749
and President
of Golden Flake
Snack Foods, Inc.

Randy Bates  (b)          2009     $171,000   $30,633       --              --             ---            $1,534       $203,167
Executive Vice President  2008     $164,000   $17,376       --              --             ---            $1,483       $182,859
of Sales, Marketing       2007     $158,000   $15,594       --              --             ---            $1,325       $174,919
and Transportation
of Golden Flake Snack
Foods, Inc.

David Jones  (c)          2009     $171,000   $30,633       --              --             ---            $1,539       $203,172
Executive Vice President  2008     $164,000   $17,376       --              --             ---            $1,497       $182,873
of Operations, Human      2007     $156,000   $15,594       --              --             ---            $1,325       $172,919
Resources and Quality
Control of Golden Flake
Snack Foods, Inc.

Patty Townsend  (d)       2009     $125,000   $ 26,548      --              --             ---            $1,000       $152,548
Chief Financial Officer   2008     $117,000   $ 14,426      --              --             ---            $  936       $132,362
Vice President            2007     $110,000   $ 10,396      --              --             ---            $  880       $121,276
and Secretary

         (1) The compensation represented by the amounts set forth in the All Other Compensation column is detailed in the following table, except as noted:

                       Company     Salary
                    Contribution  Continuation              Company        Total
                      to 401(k) Plan Accurals               Paid Life    All Other
Name                    ($)         ($)       Prerequistes  Insurance  Compensation
----                    ---         ---       ------------  ---------  ------------
Mark W. McCutcheon     $1,840     $57,830       $21,510      $547         $81,727
Randy Bates            $1,534         ---          (e)        ---         $ 1,534
David Jones            $1,539         ---          (e)        ---         $ 1,539
Patty Townsend         $1,000         ---          (e)        ---         $ 1,000


(a) Mark W. McCutcheon has served as President and Chief Executive Officer of the Company since April 4, 2001. He has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998.

(b) Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc. since October 26, 1998.

(c) David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc. since May 20, 2002. He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.

(d) Patty Townsend has served as Chief Financial Officer, Vice-President and Secretary of the Company since March 1, 2004.

(e) Total Perquisites for Randy Bates, David Jones and Patty Townsend were less than $10,000 per individual. Outstanding Equity Awards

         The following table sets forth certain information with respect to outstanding equity awards at May 29, 2009 with the Executive Officers.

                                    Outstanding Equity Awards at Fiscal Year-End

                                               Option Awards
                    ------------------------------------------------------------------------

                                 Number of
                                 Securities
                                 Underlying
                                 Unexercised         Option
                                 Options             Exercise                             Option
         Name                    Exercisable (1)     Price (2)                       Expiration Date
         ----                    ---------------     ---------                       ---------------
Mark W. McCutcheon               40,000              40,000 @ $3.81                      10/15/2011
    CEO
Randy Bates                      29,000              29,000 @ $3.81                      10/15/2011
David Jones                      30,000              30,000 @ $3.81                      10/15/2011
Patty Townsend                   20,000              20,000 @ $3.81                      10/15/2011

---------------------------
(1)      Fully vested

(2) As of May 29, 2009, the value of the Company's Common Stock was $2.38 per share.

Compensation of Directors

         During the fiscal year ended May 29, 2009, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

         The following table provides compensation information for the year ended May 29, 2009 for each of the independent members of the Board.

                                                Total Director Compensation
                  Name                                  ($)
                  ----                                  ---

         Edward R. Pascoe                              $15,600
         James I. Rotenstreich                         $17,600
         John S.P. Samford                             $17,600

Indemnification Arrangements

         The Company's Certificate of Incorporation provides that the Company indemnify and hold harmless each of its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with services rendered by such directors or officers to or on behalf of the Company.

         The Certificate of Incorporation also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

         o for breach of his or her duty of loyalty to the Company or to the stockholders;

         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o under Section 174 of the Delaware General Corporation Law (relating to unlawful payments of dividends or unlawful stock repurchases or redemptions); or

         o        for any improper benefit.

         The Company has executed with each Director a written Indemnification Agreement which includes the items set forth above.



                              CERTAIN TRANSACTIONS

         During the fiscal year ended May 29, 2009, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary for which it was paid legal fees of $319,181. The firm will continue to perform legal services for the current fiscal year.

         Golden Flake owns a Cessna Citation II Airplane for business use. Joann
F. Bashinsky has leased the plane for personal use of up to 100 flight hours per year. The lease requires monthly payments of $20,000. During fiscal year 2009, Mrs. Bashinsky paid lease payments to Golden Flake of $240,000, and also paid all flight crew expenses for flights used under the lease. The lease is structured so that a substantial portion of the costs of ownership, maintenance, and operation of the plane to Golden Flake are offset by the lease payments and payment of the flight crew expenses on flights used under the lease. The lease with Mrs. Bashinsky is for a term of one year and automatically renews annually on each February 1, unless Golden Flake or Mrs. Bashinsky elects to terminate the same. The current lease term will expire on January 31, 2010. The use of the plane under the lease is coordinated with Golden Flake so as not to interfere with Golden Flake's business use.

         The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.

         The Audit Committee Charter requires that the Audit Committee review and approve or ratify all related party transactions. Accordingly, the Audit Committee reviewed, approved and ratified the above-described related party transactions.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee reviews with the independent auditors, the Company's Chief Financial Officer and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements. The Audit Committee selects and engages the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

         The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended May 29, 2009 with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Audit Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on form 10-K for filing with the Securities and Exchange Commission.

         The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Page 17 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman PLLP's independence.

         The Audit Committee reviewed, approved and ratified the related party transactions set forth and described in "Certain Transactions" on Page 15 hereof.

         Members of the Audit Committee: James I. Rotenstreich, John S. P. Samford and Edward R. Pascoe.

                             INDEPENDENT ACCOUNTANTS

         Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants ("Dudley, Hopton-Jones") were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company's financial statements for the fiscal year ended May 29, 2009. Dudley, Hopton-Jones has served as independent auditors to the Company since 1977. Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

         During the fiscal years ended 2009 and 2008, Dudley, Hopton-Jones provided various audit and non-audit services to the Company and its subsidiary. As part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also reviewed the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

Fees billed by Dudley, Hopton-Jones:

         The following table shows information about fees billed to the Company by Dudley, Hopton-Jones.

                                                 FYE 2009          FYE 2008
                                                 --------          --------
Audit Fees (1)                                   $135,450          $127,445
Audit Related Fees (2)                                -0-            55,500
Tax Fees (3)                                       32,000            22,500
All Other Fees (4)                                    -0-               -0-


-----------------------
(1) Current FYE 2009 audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the timely reviews of quarterly financial statements and assistance with the review of documents filed with the SEC.

(2) Audit related fees consist of the aggregate fees billed for audit of the Company's and the Company's subsidiary employee benefit plans.

(3) Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance including tax planning, tax advice, the preparation of tax returns, audit of tax returns, and claims for refunds.

(4) All other fees: Dudley, Hopton-Jones did not provide any other services to the Company than those described above nor were there any other fees billed to the Company than those described above.
---------------------


         The Audit Committee is required by its policy to pre-approve all services to be rendered by the Company's Independent Auditors prior to performance of such services. Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval. With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services. The Audit Committee has elected to implement the specific pre-approved policy and procedure. As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

         The services of the Independent Auditors described above were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

         The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.


         Carr, Riggs & Ingram, LLC, Certified Public Accountants were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the employee benefit plans of the Company and the Company's subsidiary ("Employee Benefit Plans"). In addition, Carr, Riggs & Ingram was also used to handle certain consulting matters for the Company. The Audit Committee specifically pre-approved the use of Carr, Riggs and Ingram to perform audit services for the Employee Benefit Plans for the fiscal year ended May 29, 2009 along with the 2010 fiscal year.

Fees billed by Carr, Riggs & Ingram:

         The following table shows information about fees billed to the Company by Carr, Riggs & Ingram.

                                                    FYE 2009          FYE 2008
                                                    --------         --------
Audit Related Fees (1)                               $19,333           $ -0-
All Other Fees (2)                                    85,970          1,840

------------


(1) Audit related fees consist of the aggregate fees billed for audit of the Company's and the Company's subsidiary employee benefit plans

(2) All other fees: Carr, Riggs & Ingram provided consulting services to the Company other than those described above.
---------------------

                              FINANCIAL STATEMENTS

         Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 29, 2009 are contained in the 2009 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

                  STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

         Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before June 4, 2010. Any other stockholder proposals for the Company's 2010 Annual Meeting of Stockholders must be received no later than July 23, 2010. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc., Attention: Patty Townsend, CFO, Vice President & Secretary, One Golden Flake Drive, Birmingham, Alabama 35205.

                           CODE OF CONDUCT AND ETHICS

         Golden Enterprises has adopted a Code of Conduct and Ethics that applies to its directors, officers and employees and to all employees of Golden Flake Snack Foods, Inc. The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake's website at www.goldenflake.com. Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake's website at www.goldenflake.com.

                                  HOUSEHOLDING

         The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household Proxy Statements, delivering a single Proxy Statement to multiple stockholders sharing an address. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. If you would like to receive a separate copy of this Proxy Statement from us directly, please contact us by writing or telephone as follows:

         Golden Enterprises, Inc.
         One Golden Flake Drive
         Birmingham, Alabama  35205
         Attention: Patty Townsend, Chief Financial Officer
         Telephone: (205) 323-6161



                                 OTHER BUSINESS

         It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        John S. Stein
                                        Chairman